                                  EXHIBIT 99.2

                        CONSENT TO BE NAMED AS A DIRECTOR


     I, Don W. Cockroft, hereby consent to be nominated as a director of Host Funding, Inc. and to be named as a nominated director in the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission by Host Funding, Inc.



Dated September 28, 1995                     /s/ Don W. Cockroft
                                             ---------------------------------
                                             Don W. Cockroft

                        CONSENT TO BE NAMED AS A DIRECTOR


     I, William Birdsall, hereby consent to be nominated as a director of Host Funding, Inc. and to be named as a nominated director in the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission by Host Funding, Inc.



Dated September 28, 1995                     /s/ William Birdsall
                                             ---------------------------------
                                             William Birdsall

                        CONSENT TO BE NAMED AS A DIRECTOR


     I, Charles R. Dunn, hereby consent to be nominated as a director of Host Funding, Inc. and to be named as a nominated director in the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission by Host Funding, Inc.



Dated September 28, 1995                     /s/ Charles R. Dunn
                                             ---------------------------------
                                             Charles R. Dunn

                        CONSENT TO BE NAMED AS A DIRECTOR

     I, Guy E. Hatfield, hereby consent to be nominated as a director of Host Funding, Inc. and to be named as a nominated director in the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission by Host Funding, Inc.



Dated September 28, 1995                     /s/ Guy E. Hatfield
                                             ---------------------------------
                                             Guy E. Hatfield

                        CONSENT TO BE NAMED AS A DIRECTOR

     I, Michael S. McNulty, hereby consent to be nominated as a director of Host Funding, Inc. and to be named as a nominated director in the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission by Host Funding, Inc.



Dated September 28, 1995                     /s/ Michael S. McNulty
                                             ---------------------------------
                                             Michael S. McNulty